UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2013

MCGRAW HILL FINANCIAL, INC.

(Exact Name of Registrant as specified in its charter)

New York	1-1023	13-1026995
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1221 Avenue of the Americas, New York, New York (Address of Principal Executive Offices)	10020 (Zip Code)

(212) 512-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 16, 2013, Pedro Aspe announced to McGraw Hill Financial, Inc. (the “Company”) his decision to resign from the Board of Directors of the Company, effective October 31, 2013, due to his responsibilities as Co-Chairman of Evercore Partners, Inc. Mr. Aspe’s decision did not result from any disagreement or dispute with the Company or its management.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 18, 2013

MCGRAW HILL FINANCIAL, INC.

By:	/s/ Kenneth M. Vittor

Name:	Kenneth M. Vittor
Title:	Executive Vice President and General Counsel

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